Exhibit 99.1

February 24, 2006 — COVANTA HOLDING CORPORATION ANNOUNCES RECORD DATE OF ITS 2006 ANNUAL MEETING AND COMPLETION OF RIGHTS OFFERING
Fairfield, NJ — February 24, 2006 — Covanta Holding Corporation (NYSE:CVA) announced that its 2006 Annual Meeting of Stockholders will be held on May 31, 2006. The Board of Directors also set April 18, 2006, as the record date for holders of Covanta’s common stock authorized to vote at such Annual Meeting of Stockholders. Covanta also announced that the deadline for submission of any stockholder proposal sought to be included in the Company’s proxy materials or to be presented at its 2006 Annual Meeting of Stockholders is March 17, 2006. Any stockholder proposal submitted must relate to matters appropriate for stockholder action and be consistent with the rules and regulations of the Securities and Exchange Commission (including Rule 14a-8 of the Securities Exchange Act of 1934) relating to stockholders’ proposals in order to be considered for inclusion in the Company’s proxy materials for that meeting.
In addition Covanta also announced today that it has completed the previously announced rights offering to certain former holders of 9.25% debentures issued by Covanta Energy Corporation, pursuant to which Covanta sold an aggregate of 5,696,911 shares of common stock. 2,998,679 shares of common stock were purchased at a purchase price of $1.53 per share and 2,698,232 shares were purchased at a purchase price of $6.00 per share, resulting in gross proceeds to Covanta of approximately $20.8 million. Covanta intends to use the proceeds from the rights offering for general corporate purposes.
Upon issuance of all of the shares sold in the rights offering, Covanta will have approximately 146.9 million shares of common stock outstanding.
Covanta Holding Corporation is a New York Stock Exchange listed company, engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Its subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.
NOTE: Covanta’s charter contains restrictions that prohibit parties from acquiring 5% or more of Covanta’s common stock without its prior consent.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the

“PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of Covanta’s Annual Report on Form 10-K for the year ended December 31, 2004, as amended, and in other securities filings by Covanta.
Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Danielson’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
For more information generally, please contact:
COVANTA HOLDING CORPORATION
Elizabeth O’Melia
973-882-4193
Doreen Lubeck
773-583-4331